Exhibit 10.2

SEVENTH AMENDMENT TO
UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (this “Amendment”), dated as of August 4, 2015, is made by and among Federal Insurance Company, an Indiana corporation (“Federal”); American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, “Liberty Mutual”); Quanta Services, Inc., a Delaware corporation (“Quanta”) and an Indemnitor; the other undersigned Indemnitors; and the Stallone Companies (as hereinafter defined).

WHEREAS, Federal, AIG, Liberty Mutual, the Indemnitors and certain of the Stallone Companies are party to that certain Underwriting, Continuing Indemnity and Security Agreement, dated as of March 14, 2005, as amended by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of November 28, 2006, wherein AIG was added as a Surety, as further amended by that certain Second Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of January 9, 2008, as further amended by that certain Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of December 19, 2008, as further amended by that certain Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of March 31, 2009, wherein Liberty Mutual was added as a Surety, as further amended by that certain Joinder and Fifth Amendment to Underwriting, Continuing Indemnity and Security Agreement dated as of May 17, 2012, and as further amended by that certain Sixth Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of December 3, 2012 (collectively, the “Underwriting Agreement”);

WHEREAS, the Stallone Companies (as defined in Section 2(d) below) are contemporaneously herewith being sold to a third party;

WHEREAS, in connection with such sale of the Stallone Companies, the Indemnitors have requested, and Surety has agreed, subject to certain conditions set forth herein, to remove and release the Stallone Companies as Principals and Indemnitors under the Underwriting Agreement, as amended by this Amendment, and the other Surety Credit Documents; and

WHEREAS, the parties to the Underwriting Agreement desire to further amend the Underwriting Agreement as hereinafter set forth, and this Amendment, the terms hereof and consummation of the transactions contemplated hereby will be beneficial to the Indemnitors and the Stallone Companies;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

DM3\3445780.4

1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used herein as defined in the Underwriting Agreement.

2.    Amendments.

(a)    The definition of “Bonds” in Section 1 of the Underwriting Agreement is amended to add the following at the end of such definition:

“Bonds” will also mean any surety agreements, undertakings, or instruments of guaranty signed by Surety on behalf of any of the Stallone Companies prior to the Seventh Amendment Effective Date, exclusive of the Stallone Open Bonds.

(b)    The definitions of “Indemnitors” and “Principal” in Section 1 of the Underwriting Agreement are each amended to add the following to each such definition, at the end of each such definition:

Notwithstanding the foregoing or anything in this Agreement or any other Surety Credit Document to the contrary, in no event will any of the Stallone Companies be an Indemnitor or Principal for purposes of this Agreement or any other Surety Credit Document. The exclusion of the Stallone Companies as Indemnitors and Principals for the purposes of this Agreement and each other Surety Credit Document will not limit the indemnity obligations of any of the Stallone Companies as may be agreed to by any of such Stallone Companies in any other agreement entered into by any of such Stallone Companies (other than any Surety Credit Document).

(c)    The definition of “Surety Loss” in Section 1 of the Underwriting Agreement is amended to restate subparagraph (a) of said definition (exclusive of items (1) – (5) thereunder) to read as follows:

all damages, costs, reasonable attorney fees, and liabilities (including all reasonable expenses incurred in connection therewith) which Surety actually incurs by reason of (i) executing or procuring the execution of any surety agreements, undertakings, or instrument of guarantee, or renewal or continuation thereof, signed by Surety on behalf of (y) any Principal or Island Mechanical, Hawaii, and (z) if requested by any Indemnitor, any Affiliates and Subsidiaries of Quanta Services, Inc., (ii) Bonds which may be already or hereafter be executed on behalf of any Principal and/or any Foreign Subsidiary, or renewal or continuation thereof, (iii) Bonds that were already executed by Surety prior to the Sixth Amendment Effective Date on behalf of any of the Trench Companies, or renewal or continuation thereof, exclusive of the Trench Open Bonds; and/or (iv) Bonds that were already executed by Surety prior to the Seventh Amendment Effective Date on behalf of any of the Stallone Companies, or renewal or continuation thereof, exclusive of the Stallone Open Bonds; or which Surety actually incurs by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

DM3\3445780.4

(d)    Section 1 of the Underwriting Agreement is amended to add the following defined terms in alphabetical order:

“Seventh Amendment Effective Date” means August 4, 2015.

“Stallone Companies” means and includes the following: Quanta Fiber Networks, Inc., a Delaware corporation; InfraSource FI, LLC, a Delaware limited liability company; Sunesys, LLC, a Delaware limited liability company; Sunesys of Massachusetts, LLC, a Delaware limited liability company; and Sunesys of Virginia, Inc., a Virginia corporation.

“Stallone Open Bonds” means and includes all of the surety agreements, undertakings, or instruments of guaranty listed on the attached Exhibit E, which were signed by Surety on behalf of any or all or any combination of the Stallone Companies.

(e)    Section 38 of the Underwriting Agreement is hereby amended to replace the addresses for notices to the Indemnitors with the following:

Indemnitors:            Quanta Services, Inc.
2800 Post Oak Blvd., Suite 2600
Houston, Texas 77056-6175
Attn: General Counsel

With a copy to:        Duane Morris LLP
1330 Post Oak Blvd., Suite 800
Houston, Texas 77056-3166
Attn: Shelton M. Vaughan

(f)    Section 54 of the Underwriting Agreement is deleted in its entirety and replaced with the following:

54.    Collateral Release. Notwithstanding anything in this Agreement or any other Surety Credit Document to the contrary, subject to prior or concurrent release by Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the lenders under that certain Third Amended and Restated Credit Agreement, dated as of October 30, 2013, as amended, modified, supplemented and extended from time to time (including, without limitation, any renewals, restatements and replacements thereof) (the “Third Amended and Restated Credit Agreement”), among the Administrative Agent, such lenders, Quanta Services, Inc. and its subsidiaries party thereto, of the Administrative Agent’s liens and security interests granted pursuant to the Collateral Documents (as such term is defined in the Third Amended and Restated Credit Agreement), upon notice from Quanta Services, Inc., on the first date (the “Release Date”) on which two of the following three conditions are met: (i) the corporate credit rating of Quanta Services, Inc. is BBB- or higher by

DM3\3445780.4

Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto (“S&P”), (ii) the corporate family rating of Quanta Services, Inc. is Baa3 or higher by Moody’s Investors Service, Inc. and any successor thereto (“Moody’s”) or (iii) the corporate credit rating of Quanta Services, Inc. is BBB- or higher by Fitch Ratings, Inc. and any successor thereto (“Fitch”) (each such rating described in clauses (i), (ii) and (iii), an “Investment Grade Rating”), and so long as no default or Event of Default exists on such date or immediately after giving effect to the release of liens contemplated hereby, any and all liens and security interests (including, without limitation, all Liens (as such term is defined in this Agreement) created by or arising in connection with this Agreement or any other Surety Credit Document shall automatically and immediately be fully released and all Collateral shall automatically and immediately be released from all such liens, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral or any other collateral or property constituting such a lien or subject to any such lien shall terminate and revert to the Indemnitors (the “Collateral Release”). At the request and sole expense of any Indemnitor following any such release, Surety shall deliver to such Indemnitor any Collateral or other such property held by Surety under any Surety Credit Document, and execute and deliver to such Indemnitor such documents as such Indemnitor shall reasonably request to evidence such release. In the event Surety requires the Indemnitors to execute such documents, promptly, and in any event within 60 days (or such longer period as is reasonably acceptable to Surety) after notice to Quanta Services, Inc. from Surety following the first date after the Release Date on which Quanta Services, Inc. fails to maintain an Investment Grade Rating from at least two of S&P, Moody’s or Fitch, the Indemnitors shall (i) execute and deliver to Surety security documents, in form and substance reasonably satisfactory to Surety, pursuant to which the Indemnitors shall grant to Surety a security interest in all property (and types of property) then owned or held by such Person that constituted Collateral under the Surety Credit Documents as in effect immediately prior to the Release Date and (ii) take such actions as shall be necessary or reasonably requested by Surety to grant and perfect such Liens all at the expense of the Indemnitors (a “Collateral Reinstatement”). Without limiting the generality of the foregoing and except as provided in the following sentence, at all times after any Release Date and prior to consummation of a Collateral Reinstatement, Section 3(e) of this Agreement shall be deemed to have been deleted and this Section 54 shall govern and control to the extent of any conflict between the other provisions of this Agreement (including, without limitation, Section 5 of this Agreement) or the other Surety Credit Documents and this Section 54. In the event the Indemnitors fail to execute and deliver to Surety the above required documents, or Surety determines that it would prefer to proceed without these documents, then a Collateral Reinstatement will have occurred and this Section 54 will automatically be rendered null and void at such time as Quanta Services, Inc. fails to maintain an Investment Grade Rating from at least two of S&P, Moody’s or Fitch, and the terms of the Surety Credit Documents will be reinstated as though this Section 54 had never been added to this Agreement. Notwithstanding any provisions of this Section 54, the foregoing Collateral Release will not adversely affect or modify: (x) Surety’s right to decline to execute any and all bonds in Surety’s

DM3\3445780.4

discretion, all as further provided in Section 3; (y) the contractual rights of Surety upon default as provided in Section 33 of this Agreement and as provided under the Indemnity Agreement; and (z) Surety’s rights of equitable subrogation, which are hereby acknowledged by the Indemnitors.

(g)    Exhibit A to the Underwriting Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

(h)    A new Exhibit E to the Underwriting Agreement is hereby added in the form attached as Exhibit E to this Amendment.

3.    Representations and Warranties. Each party to this Amendment, individually and for itself only, hereby represents and warrants to each of the other parties as follows:

(a)    The execution, delivery and performance by such party of this Amendment and the performance by such party of its respective obligations under this Amendment and the Underwriting Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate or other such action, if any, and (ii) do not and will not, with or without the giving of notice or lapse of time or both, (x) contravene any term or condition of its organizational documents or (y) violate any applicable laws. Such party has all requisite corporate, partnership or limited liability company power and authority to enter into this Amendment and to perform its obligations hereunder and under the Underwriting Agreement, as amended hereby, as applicable.

(b)    This Amendment has been duly and validly executed and delivered by such party and this Amendment and the Underwriting Agreement, as amended hereby, as applicable, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.    Release.

(a)    Surety hereby (i) releases and terminates all liabilities, duties, covenants, and obligations of the Stallone Companies, together with their respective officers, directors, employees, and their respective successors and assigns, under the Surety Credit Documents (when referred to in this Section 4, “Obligations”), releases all assets and Collateral owned by each Stallone Company, and releases all claims, demands, actions, causes of action, debts, costs, and liabilities whatsoever, whether at law or in equity, under the Surety Credit Documents (when referred to in this Section 4, “Claims”), including, without limitation, any Obligations or Claims that relate to any of the Stallone Companies in the capacity as Indemnitor or Principal; (ii) releases all Liens of Surety on the Collateral that constitutes assets owned by the Stallone Companies; and (iii) terminates and releases any trusts created in favor of Surety in any funds owned or held by any of the Stallone Companies, provided, that, said funds are not proceeds of any Collateral provided to Surety by any of the other Indemnitors in which Surety retains its Lien and security interest, in each case without the need for

DM3\3445780.4

any further action. Surety hereby agrees and acknowledges that any and all such Obligations, Claims, and Liens are hereby terminated and released. Surety and the other parties hereto also agree that the power of attorney granted by any of the Stallone Companies in favor of Quanta pursuant to Section 53 of the Underwriting Agreement is hereby terminated. Notwithstanding the forgoing or anything in this Agreement or any other Surety Credit Document to the contrary, the foregoing will not release or limit the Stallone Companies from any indemnity or other Obligations of any of the Stallone Companies as may be expressly agreed to by any of such Stallone Companies in any other agreement entered into by any of such Stallone Companies after the Seventh Amendment Effective Date.

(b)    Surety hereby terminates and releases all liabilities, duties, covenants, and Obligations of Principals and the Indemnitors (but, for the avoidance of doubt, excluding the Stallone Companies), together with their respective officers, directors, employees, and their respective successors and assigns, under or in connection with the Stallone Open Bonds, and releases all claims, demands, actions, causes of action, debts, costs, and liabilities whatsoever, whether at law or in equity, under or in connection with the Stallone Open Bonds as they relate to Principals and the Indemnitors (but, for the avoidance of doubt, excluding the Stallone Companies), in each case without the need for any further action.

(c)    Surety will deliver or cause to be delivered to Quanta, or a party designated by Quanta, on the Seventh Amendment Effective Date, UCC Termination Statements and such other lien releases or termination documents, and will take or cause to be taken such other actions, in each case, as Quanta may request in order to evidence or otherwise give public notice of the termination of the Obligations, the Claims and the Liens and collateral terminations and releases of the Collateral of the Stallone Companies, and Quanta and/or its designee(s) are hereby authorized to file such UCC Termination Statements and other lien releases with the appropriate filing offices.

5.    Further Instruments and Actions. The parties to this Amendment hereby agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent and purpose of this Amendment and the Underwriting Agreement, as amended hereby.

6.    Amendment. This Amendment may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.

7.    Headings. The section headings in this Amendment are included for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

8.    Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).

9.    Ratification. The Underwriting Agreement, the other Surety Credit Documents, and any other documents executed and delivered pursuant thereto or in connection therewith are each ratified and confirmed in all respects and will remain in full force and effect in accordance with their respective terms, as modified by this Amendment.

DM3\3445780.4

10.    Entire Agreement. This Amendment, together with the Underwriting Agreement and the other Surety Credit Documents, represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

11.    Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

12.    Binding Agreement. This Amendment, and the terms, covenants and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties and their respective successors and permitted assigns.

13.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original counterpart of this Amendment shall have the same force and effect as an executed original counterpart.

14.    Effect. Upon the effectiveness of this Amendment, each reference in the Underwriting Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Underwriting Agreement, as affected and amended by this Amendment.

[Signature Pages Follow]

DM3\3445780.4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
SURETY:

FEDERAL INSURANCE COMPANY

By:    /s/ David B. Norris, Jr
Name: David B. Norris, Jr
Title:_ Vice President

LIBERTY MUTUAL INSURANCE COMPANY

By:    /s/ Kris L. Hill
Name: Kris L. Hill
Title:    Assistant Secretary

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:    /s/ Kris L. Hill
Name:    Kris L. Hill
Title:    Assistant Secretary

SAFECO INSURANCE COMPANY OF                                 AMERICA

By:    /s/ Kris L. Hill
Name:    Kris L. Hill
Title:    Assistant Secretary

DM3\3445780.4

AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:    /s/ John L. Ames
Name:    John L. Ames
Title:    V.P.___

PRINCIPAL/INDEMNITORS:

QUANTA SERVICES, INC.

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Vice President - Finance

BRENT WOODWARD, INC.
CAN-FER UTILITY SERVICES, LLC
CONAM CONSTRUCTION CO.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
HARGRAVE POWER, INC.
H.L. CHAPMAN PIPELINE CONSTRUCTION,
INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.C.R. CONSTRUCTION CO., INC.
J.W. DIDADO ELECTRIC, LLC
MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC

DM3\3445780.4

M.J. ELECTRIC, LLC
NORTHSTAR ENERGY SERVICES, INC.
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
PRICE GREGORY INTERNATIONAL, INC.
PROBST ELECTRIC, INC.
QPS ENGINEERING, LLC
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC
QUANTA FIELD SERVICES, LLC
QUANTA-POTELCO ELECTRICAL UTILITIES,
LLC
QUANTA POWER GENERATION, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION
COMPANY, INC.
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES,
INC.
WINCO, INC.

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

DM3\3445780.4

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By: Mejia Personnel Services, Inc., Its General
Partner

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

STALLONE COMPANIES:

QUANTA FIBER NETWORKS, INC.
INFRASOURCE FI, LLC
SUNESYS, LLC
SUNESYS OF MASSACHUSETTS, LLC
SUNESYS OF VIRGINIA, INC.

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Treasurer

DM3\3445780.4

Exhibit A

LIST OF PRINCIPAL/INDEMNITORS

Principal	Jurisdiction of Formation	Location of Chief Executive Office and Principal Place of Business	Tax ID No.	Prior Names or Trade Names
Quanta Services, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, TX 77056	74-2851603	None
Brent Woodward, Inc.	Oregon	3743 N. Hwy 97 Redmond, OR 97756	93-1096658	None
CAN-FER Utility Services, LLC	Delaware	3340 Roy Orr Boulevard Grand Prairie, TX 75050	76-0589263	CAN-FER Construction Company Quanta Utility Services, LLC Northern Line Layers, LLC
Conam Construction Co.	Texas	301 W. Northern Lights Blvd., Ste. 300 Anchorage, AK 99503	75-1984829	None
Crux Subsurface, Inc.	Delaware	16707 E. Euclid Ave. Spokane Valley, WA 99216	76-0644263	Quanta LXV Acquisition, Inc. Crux Engineering Group Inland Pacific Drill Supply
Dacon Corporation	Delaware	1300 Underwood Road Deer Park, TX 77536	20-3699950	Dacon, LLC
Dashiell Corporation	Delaware	12301 Kurland Drive Ste. 400 Houston, TX 77034	20-3699713	Dashiell, LLC Dacon Corporation Dashiell (DE) Corporation
Digco Utility Construction, L.P.	Delaware	1608 Margaret Street Houston, TX 77093	76-0612176	Digco Utility Construction Limited Partnership Ranger Field Services, Inc.
Energy Construction Services, Inc.	Delaware	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	27-4914829	None
Five Points Construction Co.	Texas	5145 Industrial Way Benicia, CA 94510	94-2738636	None
Hargrave Power, Inc.	Delaware	3340 Roy Orr Blvd., Ste. 203 Grand Prairie, TX 75050	76-0612175	DE Southeast Pipeline Construction, Inc. Quanta Utility Services-Gulf States, Inc.
H. L. Chapman Pipeline Construction, Inc.	Delaware	9250 FM 2243 Leander, TX 78641	76-0598341	DB Utilities Sullivan Welding Chapman Pipeline Construction, Inc., H.L.

    EXHIBIT A
DM3\3445780.4

Principal	Jurisdiction of Formation	Location of Chief Executive Office and Principal Place of Business	Tax ID No.	Prior Names or Trade Names
InfraSource Construction, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	04-3633384	IUC Illinois, LLC IUC North Dakota IUC Nebraska, LLC IUC Underground, LLC InfraSource Underground Construction, LLC QS Mats Trans Tech Electric
InfraSource Field Services, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	27-1426720	None
InfraSource Installation, LLC	Delaware	4033 East Morgan Ypsilanti, MI 48197	41-1625874	None
InfraSource, LLC	Delaware	411 Edwardsville Road Troy, IL 62294	20-5703765	InfraSource Construction California, Inc. IUS Underground, LLC
InfraSource Services, LLC	Delaware	14103 Stewart Road Sumner, WA 98390	30-0743355	None
Intermountain Electric, Inc.	Colorado	14100 East Thirty-Fifth Place Ste. 100, Aurora, CO 80011	84-0906573	Colorado IM Electric Grand Electric Company IME IM Electric, Inc. IME – Intermountain Electric, Inc.
Irby Construction Company	Mississippi	817 S. State Street Jackson, MS 39201	64-0902002	Irby Construction Company, Inc. Okay Construction Company, LLC
Island Mechanical Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None
J.C.R. Construction Co., Inc.	New Hampshire	181 Route 27 Raymond, NH 03077	02-0392585	None
J.W. Didado Electric, LLC	Delaware	1022 Kelly Avenue Akron, OH 44306	47-3297963	None
Lindsey Electric, L.P.	Texas	1608 Margaret Street Houston, TX 77093	02-0557008	None
Manuel Bros., Inc.	Delaware	908 Taylorville Road, Suite 104 Grass Valley, CA 95949	76-0577087	Renaissance Construction Western Directional
Mears Construction, LLC	Georgia	4033 East Morgan Ypsilanti, MI 48197	58-1696154	InfraSource Underground Construction Services, LLC InfraSource Construction Services, LLC Mears Construction of GA, LLC
Mears Group, Inc.	Delaware	4500 N. Mission Road Rosebush, MI 48878	76-0612167	Mears/CPG LLC Mears/HDD, LLC

    2
DM3\3445780.4

Principal	Jurisdiction of Formation	Location of Chief Executive Office and Principal Place of Business	Tax ID No.	Prior Names or Trade Names
Mejia Personnel Services, Inc.	Texas	2800 Post Oak Blvd., Ste. 2600, Houston, TX 77056	75-2575734	None
Mercer Software Solutions, LLC	Texas	120 El Chico Trail Willow Park, TX 76087	45-3082618	Mercer Technical Services
M.J. Electric, LLC	Delaware	200 W. Frank Pipp Drive Iron Mountain, MI 49801	20-5565796	Great Lakes Line Builders M.J. Electric California, Inc. M.J. Electric, LLC Iron Mountain Iron Mountain M.J. Electric, LLC
North Houston Pole Line, L.P.	Texas	1608 Margaret Street Houston, TX 77093	74-1675857	Quanta Foundation Services Quanta Foundation Services, Limited Partnership
NorthStar Energy Services, Inc.	North Carolina	11712 Statesville Road Huntersville, NC 28078	56-0861169	InfraSource Pipeline Facilities, Inc. Bradford Brothers, Incorporated
Nova Group, Inc.	California	185 Devlin Road Napa, CA 94558	94-1395150	NGI Construction, Inc. NGI Construction
Nova NextGen Solutions, LLC	Delaware	185 Titus Avenue Warrington, PA 18976	27-1243294	None
PAR Electrical Contractors, Inc.	Missouri	4770 North Belleview Avenue, Ste. 300 Kansas City, MO 64116	44-0591890	Riggin & Diggin Line Construction, Inc. Computapole Union Power Construction Company Seaward Corporation Longfellow Drilling, Inc. Par Infrared Consultants
Performance Energy Services, L.L.C.	Louisiana	132 Valhi Lagoon Crossing Houma, LA 70360	72-1477905	None
Phoenix Power Group, Inc.	Delaware	711 Grand Blvd. Deer Park, New York 11729	45-4066382	None
Potelco, Inc.	Washington	14103 8th Street East Sumner, WA 98390	91-0784248	Allteck Line Contractors (USA), Inc. Kingston Constructors, Inc. Kuenzi Construction, Inc. NorAm Telecommunications, Inc. Potelco, Incorporated
Price Gregory International, Inc.	Delaware	920 Memorial City Way, Ste. 600 Houston, TX 77024	73-1103884	None

    3
DM3\3445780.4

Principal	Jurisdiction of Formation	Location of Chief Executive Office and Principal Place of Business	Tax ID No.	Prior Names or Trade Names
Probst Electric, Inc.	Utah	875 South 6th West Ste. 600 Heber City, UT 84032	46-2477123	None
QPS Engineering, LLC	Delaware	4500 S. Garnett Exchange Center, Ste. 700 Tulsa, OK 74	27-1803910	None
Quanta Electric Power Services, LLC	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	46-1225848	None
Quanta Energy Services, LLC	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	46-1255956	None
Quanta Field Services, LLC	Delaware	5445 DTC Parkway Ste. 1200 Greenwood Village, CO 80111	90-1021748	None
Quanta-Potelco Electrical Utilities, LLC	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	47-4072819	None
Quanta Power Generation, Inc.	Delaware	5445 DTC Parkway Ste. 1200 Greenwood Village, CO 80111	26-2274603	Quanta Renewable Energy Services, LLC Quanta Renewable Energy Quanta Fossil Power Quanta
Quanta Technology, LLC	Delaware	4020 Westchase Blvd. Ste. 300 Raleigh, NC 27607	56-2677058	Delaware Quanta Technology, LLC
Quanta Utility Installation Company, Inc.	Delaware	2800 Post Oak Blvd., Suite 2600 Houston, Texas 77056	76-0592449	None
Road Bore Corporation	Hawaii	91-230 Kuhela St. Kapolei, HI 96707	99-0299930	None
Service Electric Company	Delaware	1621 East 25th Street Chattanooga, TN 37404	76-0644270	Quanta LXVI Acquisition, Inc.
Southwest Trenching Company, Inc.	Texas	1608 Margaret St. Houston, Texas 77093	76-0106600	None
Summit Line Construction, Inc.	Utah	875 South Industrial Pkwy Heber City, UT 84032	27-1618499	None
Sumter Utilities, Inc.	Delaware	1151 North Pike West Sumter, SC 29153	76-0577089	Sumter Builders Construction Contracting
T. G. Mercer Consulting Services, Inc.	Texas	120 El Chico Trail Willow Park, TX 76087	71-0679572	None

    4
DM3\3445780.4

Principal	Jurisdiction of Formation	Location of Chief Executive Office and Principal Place of Business	Tax ID No.	Prior Names or Trade Names
The Ryan Company, Inc.	Massachusetts	15 Commerce Way Norton, MA 02766	04-2387367
Eastern Communications Corp.
The Ryan Company, Inc. of Massachusetts
The Ryan Company of Massachusetts
Ryan Company Inc. (The)
The Ryan Company Incorporated of Massachusetts
The Ryan Company Incorporated Electrical Contractors

Tom Allen Construction Company	Delaware	411 Edwardsville Road Troy, Illinois 62294	76-0589277	TA Construction Allen Construction Company, Tom
Underground Construction Co., Inc.	Delaware	5145 Industrial Way Benicia, CA 94510	76-0575471	Delaware Underground Construction Co. Maryland Underground Construction Co., Inc. Underground Construction Co., Inc. (Delaware) UCC-Underground Construction Co., Inc.
Utilimap Corporation	Missouri	10025 Office Center Ave. St. Louis, MO 63128	43-1939873	Computapole
Utility Line Management Services, Inc.	Delaware	4770 North Belleview Avenue, Suite 300 Kansas City, Missouri 64116-2188	76-0612162	None
Winco, Inc.	Oregon	22300 NE Yellow Gate Lane Aurora, OR 97002	93-1077101	Winco Powerline Services

    5
DM3\3445780.4

Exhibit E

STALLONE OPEN BONDS

(Attached)

DM3\3445780.4